Exhibit 10.0

Exhibit 10.0 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO INTELLECTUAL PROPERTY AND TECHNOLOGY AGREEMENT

This FIRST AMENDMENT TO THE INTELLECTUAL PROPERTY AND TECHNOLOGY AGREEMENT (this “First Amendment”) is made and entered into as of January 14, 2005 by and between by and between TGC, INC., an exempted company incorporated under the Companies Law (2004 Revision) of the Cayman Islands (“TGC”), TIVO INC., a Delaware corporation (“TiVo”) and TIVO INTL II, INC., a wholly-owned subsidiary of TiVo under the Companies Law (2004 Revision) of the Cayman Islands (“TiVoII”). TGC, TiVo and TiVo Intl II are individually referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Intellectual Property and Technology Agreement having an effective date of August 9, 2004 (the “IPT Agreement”); and

WHEREAS, the Parties wish to modify certain provisions in the IPT Agreement as explicitly set forth in this First Amendment.

NOW, THEREFORE, the Parties agree to amend the IPT Agreement as follows:

AGREEMENT

Unless stated otherwise, capitalized terms used herein shall have the meanings set forth in the IPT Agreement.

1. OPERATIONAL SUPPORT TECHNOLOGY. The first sentence of Section 1.74 of the IPT Agreement is amended by inserting the following text immediately after the word “means”: “[*]”

2. EXHIBIT Q. Exhibit Q of the IPT Agreement is amended by including the following text at the end of the list:

“[*]”

3. EFFECT OF AMENDMENT. Except as expressly modified herein, all other terms and conditions of the IPT Agreement shall remain in full force and effect.

REST OF PAGE LEFT INTENTIONALLY BLANK

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have duly executed this First Amendment by their respective duly authorized officers. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

TIVO INC.		TGC, INC.

By:	/s/ Michael Ramsay Michael Ramsay	By:	/s/ Ta-Wei Chien Ta-Wei Chien
Title:	Chairman and CEO	Title:	CEO

Date: 4/11/2005		Date: 4/07/2005

TIVO INTL II, INC.

By:	/s/ Michael Ramsay Michael Ramsay
Title:	Chairman and CEO

Date: 4/11/2005